August 21, 2003


                          $320,715,000 (Approximate)
                        GSR Mortgage Loan Trust 2003-9
                    GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-9

Overview of the Offered Certificates

--------------- ----------------- ---------- ------------ ------------ ------------- ---------------
                                  Expected     Initial
                  Approximate     Credit     Pass-Through  Estimated    Principal      S&P/Fitch
                   Principal      Support     Rate (3)     Avg. Life     Payment        Expected
 Certificates       Balance          (2)                   (yrs) (4)    Window (5)    Ratings (6)
--------------- ----------------- ---------- ------------ ------------ ------------- ---------------
A1                  $122,170,000      3.50%    3.648%        1.85       09/03-05/06     AAA/AAA
A2                  $160,748,000      3.50%    4.388%        2.49       09/03-05/08     AAA/AAA
A3                   $28,754,000      3.50%    4.746%        3.34       09/03-05/10     AAA/AAA
B1                    $5,652,000      1.75%    4.483%        5.24       09/03-06/11        AA
B2                    $1,937,000      1.15%    4.483%        5.24       09/03-06/11        A
B3                    $1,454,000      0.70%    4.483%        5.24       09/03-06/11       BBB
X1                  $122,170,000(1)   NA        0.550%         NA            NA          AAA/AAA
X2                  $160,748,000(1)   NA        0.222%         NA            NA          AAA/AAA
--------------- ----------------- ---------- ------------ ------------ ------------- ---------------
X3                  $28,754,000(1)   NA        0.238%         NA            NA          AAA/AAA
--------------- ----------------- ---------- ------------ ------------ ------------- ---------------
   Total            $320,715,000
--------------- ----------------- ---------- ------------ ------------ ------------- ---------------


(1)  Notional Amount.

(2) The expected credit support for the transaction assumes a possible variance of +/- 0.50%,

(3) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(4) Assuming payment based on a pricing speed of 25% CPR for Group 1 and Group 2 and 20% CPR for Group 3 to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates. Assumes payment based on a pricing speed of 25% CPR for Group 1 and Group 2 and 20% CPR for Group 3 to the 10% Optional Call for the Subordinate Certificates.

(5) The Stated Final Maturity for the Certificates is the Distribution Date occurring in August 2033.

(6) The Senior Certificates will be rated by S&P and Fitch. The Subordinate Certificates will be rated by S&P.

Selected Mortgage Data

-------------------------------------------------- ------------- -------------- ------------- --------------
                                                     Group 1        Group 2       Group 3         Total
-------------------------------------------------- ------------- -------------- ------------- --------------
Scheduled Principal Balance:                       $126,601,851   $166,578,409   $29,797,005   $322,977,265
Number of Mortgage Loans:                                   339            501            87            927
Average Scheduled Principal Balance:                   $373,457       $332,492      $342,494       $348,411
Weighted Average Gross Coupon:                            4.45%          4.86%         5.24%          4.74%
Weighted Average Net Coupon:                              4.20%          4.61%         4.98%          4.48%
Weighted Average Stated Remaining Term:                     355            356           356            356
Weighted Average Seasoning:                                   4              3             3              4
Weighted Average Remaining Months to Roll:                   33             57            81             50
Weighted Average Amortized Current LTV Ratio:             69.0%          71.9%         67.4%          70.3%
Weighted Average Gross Margin:                            2.28%          2.25%         2.27%          2.26%
Weighted Average Net Margin:                              2.02%          2.00%         2.02%          2.01%
Weighted Average Initial Rate Cap:                        2.13%          4.97%         4.95%          3.85%
Weighted Average Periodic Rate Cap:                       2.00%          2.00%         2.00%          2.00%
Weighted Average Life Cap:                                5.96%          5.01%         5.00%          5.38%
Weighted Average Gross Maximum Lifetime Rate:            10.42%          9.87%        10.24%         10.12%
Weighted Average FICO Score:                                730            728           741            730
Servicers:
    National City Mortgage Co.:                           93.2%          81.9%         92.6%          87.3%
    Bank of America, N.A.:                                 6.8%          18.1%          7.4%          12.7%
-------------------------------------------------- ------------- -------------- ------------- --------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



Features of the Transaction

o Collateral consists of 3/1, 5/1 and 7/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loans (the "Mortgage Loans") originated or purchased by National City Mortgage Co. ("Nat City") and Bank of America, N.A. ("BOA").

o The Mortgage Loans originated or purchased by Nat City will be serviced by Nat City, and the Mortgage Loans originated or purchased by BOA will be serviced by BOA.

o Credit support for the Certificates will be provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 3.50% +/- 0.50% in the form of subordination.

o Less than 1.0% of the Mortgage Loans are expected to be more than 30 days delinquent as of the Cut Off Date.

o The transaction will be modeled on Intex as "GSR03009" and on Bloomberg as "GSR 03-9".

o The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Settlement:                August 29, 2003

Cut-off Date:                       August 1, 2003

Pricing Date:                       On or before August 23, 2003

First Distribution Date:            September 25, 2003

Key Terms
---------

Depositor:                          GS Mortgage Securities Corp.

Servicers:                          National City Mortgage Co., Bank of America, N.A.

Master Servicer:                    Chase Manhattan Mortgage Corporation

Security Administrator:             JPMorgan Chase Bank

Trustee:                            Wachovia Bank, National Association

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      25 bps for the Nat City Mortgage Loans and 90.9% of the BOA Mortgage Loans.
                                    37.5 bps for 9.1% of the BOA Mortgage Loans.

Master Servicing Fee:               0.25 bps

Distribution Date:                  25th day of the month or the following Business Day

Record Date:                        For any Distribution Date and Class of Certificates, the last business day of the Interest Accrual period for such Certificates

Delay Days:                         24 day delay on all Classes of Certificates

Prepayment Assumption:              25% CPR for Group 1 and Group 2, 20% CPR for Group 3

Interest Accrual:                   On a 30/360 basis; for all classes of Certificates the accrual period is the calendar month preceding the month of each Distribution Date.

Servicer Advancing:                 Yes as to principal and interest, subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly servicing fee

Optional Call:                      The Certificates will have a 10% optional termination provision

Rating Agencies:                    The Senior Certificates will be rated by S&P and Fitch.  The Subordinate
                                    Certificates will be rated by S&P

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates -- $250,000 Class X
                                    Certificates - $5,000,000



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



Legal Investment:                   All of the offered Certificates, other than the Class B2 and Class B3
                                    Certificates, are expected to be SMMEA eligible at settlement

ERISA Eligible:                     Underwriter's exemption is expected to apply to all Offered Certificates, however, prospective purchasers should consult their own counsel

Tax Treatment:                      All offered Certificates represent REMIC regular interests

Structure of the Certificates

o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1, Class A2 and Class A3 Certificates (the "Class A Certificates") and the Class X1,Class X2, and Class X3 Certificates (the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Class A Certificates and thereby increase the amount of subordination to the Class A Certificates. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If, within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates will be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o If the certificate balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Certificate component balance for such Group will be less than zero.


Priority of Payments

         Beginning in September 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

(a)  the Group 1 available distribution amount will be distributed:

     (i) first, pro rata to the Class A1 and Class X1 Certificates, Accrued Certificate Interest thereon; and

     (ii) second, to the Class A1 Certificates, as principal, the Group 1 senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

(b)  the Group 2 available distribution amount will be distributed:

     (i) first, pro rata to the Class A2, Class X2 and Residual Certificates, Accrued Certificate Interest thereon;

     (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until the initial certificate balances thereof have been reduced to zero; and

     (iii) third, to the Class A2 Certificates, as principal, the Group 2 senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

(c)  the Group 3 available distribution amount will be distributed:

     (i) first, pro rata to the Class A3 and Class X3 Certificates, Accrued Certificate Interest thereon; and

     (ii) second, to the Class A3 Certificates, as principal, the Group 3 senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



(d) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:


     (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

     (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

     (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

     (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

     (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

     (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

     (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

     (viii) to each class of the certificates in order of seniority, the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (b)

     (viii) will not cause a further reduction in the class principal balances of any of the certificates; and

     (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificates, pro rata.

         A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



Coupons of the Certificates

            ----------------------- ------------------------ --------------------------- ----------------------------
                    Class               Bond Reset Date            Initial Coupon        Coupon After Bond Reset Date
            ----------------------- ------------------------ --------------------------- ----------------------------
                      A1                   May 2006                    3.648%              The minimum of the (1)
                                                                                          Group 1 Net Rate and (2)
                                                                                         12-month LIBOR plus 175 bps
            ----------------------- ------------------------ --------------------------- ----------------------------
                      A2                   May 2008                    4.388%              The minimum of the (1)
                                                                                          Group 2 Net Rate and (2)
                                                                                         12-month LIBOR plus 175 bps
            ----------------------- ------------------------ --------------------------- ----------------------------
                      A3                   May 2010                    4.746%              The minimum of the (1)
                                                                                          Group 3 Net Rate and (2)
                                                                                         12-month LIBOR plus 175 bps
            ----------------------- ------------------------ --------------------------- ----------------------------
                      X1                      N/A                      0.550%              Excess Group 1 Interest
            ----------------------- ------------------------ --------------------------- ----------------------------
                      X2                      N/A                      0.222%              Excess Group 2 Interest
            ----------------------- ------------------------ --------------------------- ----------------------------
                      X3                      N/A                      0.238%              Excess Group 3 Interest
            ----------------------- ------------------------ --------------------------- ----------------------------


The initial Class B Pass-Through Rate will be approximately 4.483% per annum. For each subsequent Distribution Date, the Class B Pass-Through Rate will equal the weighted average of the net rates of the Mortgage Loans supporting the Class B Certificates.

The "Net Rate" for each Mortgage Loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Master Servicing Fee. The "Net WAC" is the weighted average Net Rate of all of the Mortgage Loans in the applicable Group.

         The initial Class X1 Certificate notional amount will be approximately $122,170,000, and for any distribution date will equal the certificate balance of the Class A1 Certificates immediately preceding that Distribution Date. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. On each Distribution Date the certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group 1 Net WAC over (ii) the Pass-Through Rate of the Class A1 Certificates.

         The initial Class X2 Certificate notional amount will be approximately $160,748,000, and for any distribution date will equal the certificate balance of the Class A2 Certificates immediately preceding that Distribution Date. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. On each Distribution Date the certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group 2 Net WAC over (ii) the Pass-Through Rate of the Class A2 Certificates.

         The initial Class X3 Certificate notional amount will be approximately $28,754,000, and for any distribution date will equal the certificate balance of the Class A3 Certificates immediately preceding that Distribution Date. The Class X3 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A3 Certificates. On each Distribution Date the certificate interest rate on the Class X3 Certificates will equal the excess, if any, of (i) the Group 3 Net WAC over (ii) the Pass-Through Rate of the Class A3 Certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



Selected Mortgage Loan Data:


                      The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                                       $322,977,265
Number of Mortgage Loans:                                                                   927
Average Scheduled Principal Balance:                                                   $348,411
Weighted Average Gross Coupon:                                                            4.74%
Weighted Average Net Coupon:                                                              4.48%
Weighted Average Stated Remaining Term:                                                     356
Weighted Average Seasoning:                                                                   4
Weighted Average Months to Roll:                                                             50
Weighted Average Amortized Current LTV Ratio:                                             70.3%
Weighted Average Gross Margin:                                                            2.26%
Weighted Average Net Margin:                                                              2.01%
Weighted Average Initial Rate Cap:                                                        3.85%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Life Cap:                                                                5.38%
Weighted Average Gross Maximum Lifetime Rate:                                            10.12%
Weighted Average FICO Score:                                                                730
Servicer:
     National City Mortgage Co.:                                                          87.3%
     Bank of America, N.A.:                                                               12.7%

                  Distribution by Scheduled Principal Balance


                                    Number Of                        Total Dollar     Scheduled Principal
 Scheduled Principal Balance    Mortgage Loans (#)                    Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below $350,000                      413                             $80,512,325             24.9%
 $350,001 - $450,000                 278                             110,152,369             34.1
 $450,001 - $550,000                 132                              65,292,020             20.2
 $550,001 - $650,000                  89                              54,590,496             16.9
 $650,001 - $750,000                   6                               4,144,691              1.3
 $750,001 - $1,000,000                 9                               8,285,363              2.6
-------------------------------------------------------------------------------------------------------------------
 Total                               927                            $322,977,265            100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



                         Distribution by Gross Coupon


                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Coupon                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below 4.00%                                    59                $19,494,091                6.0%
 4.00- 4.49%                                   174                 64,666,231                20.0
 4.50- 4.99%                                   375                138,971,537                43.0
 5.00- 5.49%                                   217                 75,849,326                23.5
 5.50- 5.74%                                    34                  9,759,188                 3.0
 5.75- 5.99%                                    24                  4,989,598                 1.5
 6.00- 6.49%                                    26                  5,227,558                 1.6
 6.50- 6.99%                                    11                  2,143,288                 0.7
 7.00- 7.49%                                     4                  1,123,198                 0.3
 7.50- 7.99%                                     1                    208,586                 0.1
 8.50- 8.99%                                     2                    544,662                 0.2
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




            Distribution by Amortized Current Loan-to-Value Ratios

                                            Number Of
Amortized Current                        Mortgage Loans          Total Dollar          Scheduled Principal
Loan-To-Value Ratio                            (#)                 Amount ($)              Balance (%)
------------------------------------------------------------------------------------------------------------------
 Below 40.00%                                   30                $12,946,705                 4.0%
 40.00 - 49.99%                                 53                 20,958,811                 6.5
 50.00 - 59.99%                                 96                 39,812,528                12.3
 60.00 - 69.99%                                146                 64,759,635                20.1
 70.00 - 79.99%                                300                122,029,620                37.8
 80.00 - 84.99%                                 75                 20,714,983                 6.4
 85.00 - 89.99%                                 95                 20,602,146                 6.4
 90.00 - 100.00%                               132                 21,152,837                 6.5
------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
==================================================================================================================
Column totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance



                                            Number Of
 Primary Mortgage                        Mortgage Loans          Total Dollar          Scheduled Principal
 Insurance ("PMI")                             (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                         664               $274,954,723                85.1%
 Amortized CLTV > 80% With PMI                 255                 45,718,979                14.2
 Amortized CLTV > 80%, No PMI                    8                  2,303,563                 0.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



              Distribution by Stated Remaining Months to Maturity

                                            Number Of
 Stated Remaining                        Mortgage Loans          Total Dollar          Scheduled Principal
 Term (Months)                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Under 301                                       7                 $1,076,837                 0.3%
 301 - 312                                       1                    361,050                 0.1
 313 - 324                                       2                    544,662                 0.2
 325 - 336                                       3                    893,663                 0.3
 337 - 348                                      47                  8,767,045                 2.7
 349 - 360                                     867                311,334,008                96.4
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




                             Distribution by Index



                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Index                                         (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 1 YR LIBOR                                    881               $306,993,692                95.1%
 1 YR CMT                                       46                 15,983,573                 4.9
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Months To Roll                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 19 to 24                                        3                   $530,167                0.2%
 25 to 30                                       25                  7,823,111                2.4
 31 to 36                                      292                115,324,960               35.7
 37 to 42                                       19                  2,923,612                0.9
 43 to 48                                       25                  4,938,738                1.5
 49 to 54                                       73                 12,045,952                3.7
 55 to 60                                      401                149,143,014               46.2
 67 to 72                                        2                    450,705                0.1
 73 to 78                                       10                  2,269,636                0.7
 79 to 84                                       77                 27,527,369                8.5
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265              100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003


                         Distribution by Gross Margin

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Margin                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
2.00%                                          110                $15,988,622                 5.0%
2.25%                                          770                290,472,539                89.9
2.50%                                            1                    361,050                 0.1
2.75%                                           46                 16,155,054                 5.0
-------------------------------------------------------------------------------------------------------------------
Total                                          927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




                       Distribution by Initial Rate Cap

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Initial Rate Cap                              (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2.00%                                         314               $121,838,775                37.7%
 3.00%                                           9                  2,444,384                 0.8
 5.00%                                         603                198,332,758                61.4
 6.00%                                           1                    361,348                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




                          Distribution by FICO Score

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 FICO Score                                    (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
761 and above                                  244                $99,325,049                30.8%
 741 - 760                                     136                 55,302,870                17.1
 721 - 740                                     106                 44,736,836                13.9
 701 - 720                                      82                 32,027,053                 9.9
 681 - 700                                     143                 43,580,299                13.5
 661 - 680                                      96                 21,950,307                 6.8
 641 - 660                                      64                 13,511,369                 4.2
 621 - 640                                      53                 12,091,767                 3.7
 581 - 620                                       3                    451,714                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



                        Distribution by Property State

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property State                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 California                                    306               $121,438,305                37.6%
 Virginia                                       70                 23,508,359                 7.3
 Texas                                          56                 20,858,562                 6.5
 Illinois                                       43                 19,036,532                 5.9
 Arizona                                        58                 15,357,291                 4.8
 Maryland                                       39                 14,153,420                 4.4
 Colorado                                       33                 11,645,909                 3.6
 Florida                                        44                 10,126,117                 3.1
 All Other(1)                                  278                 86,852,770                26.9
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance


                         Distribution by Property Type

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property Type                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Single Family                                  759               $283,795,194                87.9%
 Condominium                                    92                 20,070,103                 6.2
 PUD                                            68                 15,424,565                 4.8
 2-4 Family                                      8                  3,687,403                 1.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Loan Purpose                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Rate/Term Refi                                483               $183,261,883                56.7%
 Purchase                                      322                 94,583,319                29.3
 Cashout Refi                                  122                 45,132,063                14.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003


                           Distribution by Occupancy



                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Occupancy                                     (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Owner Occupied                                899               $312,884,963                96.9%
 Second Home                                    27                 10,054,765                 3.1
 Non-Owner                                       1                     37,537                 0.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Seasoning

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Seasoning (Months)                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 0 - 3                                         573               $226,083,254                70.0%
 4 - 6                                         215                 69,460,736                21.5
 7 - 12                                         91                 18,001,907                 5.6
 13 - 18                                        37                  6,818,716                 2.1
 19 - 24                                         6                  1,172,717                 0.4
 25 - 30                                         1                    325,636                 0.1
 31 - 36                                         1                    386,659                 0.1
 37 - 48                                         1                    158,003                 0.1
 49 - 54                                         1                    361,050                 0.1
 72 or greater                                   1                    208,586                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Document Status

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Document Status                               (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Full/Alt                                      835               $288,617,838                89.4%
 Stated                                         90                 34,004,884                10.5
 No Doc                                          2                    354,543                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                               927                         $322,977,265               100.0%
Column totals may not add to 100.0% due to rounding
===================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003


                      Distribution by Property Zip Codes

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
Property Zip Codes                             (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 92130                                          10                 $4,698,514         1.5%
 20007                                           6                  3,148,089         1.0
 94539                                           6                  2,942,732         0.9
 95120                                           5                  2,471,339         0.8
 95135                                           4                  2,225,427         0.7
 94526                                           4                  2,060,308         0.6
 92009                                           4                  2,043,122         0.6
 95014                                           4                  1,953,386         0.6
 94087                                           4                  1,828,132         0.6
 60564                                           4                  1,809,041         0.6
 All Other                                     876                297,797,175        92.2
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265       100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by Delinquency

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Delinquency                                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Current                                       923               $322,003,728                99.7%
 30 days                                         4                    973,537                 0.3
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Final Maturity Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Final Maturity Year                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
2017                                             2                   $218,312                 0.1%
 2018                                            3                    560,285                 0.2
 2022                                            1                     89,655                 0.0
 2025                                            1                    208,586                 0.1
 2029                                            1                    361,050                 0.1
 2030                                            2                    544,662                 0.2
 2031                                            4                    994,084                 0.3
 2032                                          117                 23,206,343                 7.2
 2033                                          796                296,794,288                91.9
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003




                      Distribution by First Payment Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Payment Year                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 1995                                            1                   $208,586                 0.1%
 1999                                            1                    361,050                 0.1
 2000                                            2                    544,662                 0.2
 2001                                            4                    994,084                 0.3
 2002                                          110                 21,183,291                 6.6
 2003                                          809                299,685,592                92.8
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003



                    Distribution by First Rate Change Date

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Rate Change Date                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 4/1/2005                                        2                   $372,164                 0.1%
 7/1/2005                                        1                    158,003                 0.0
 9/1/2005                                        4                  1,467,513                 0.5
 10/1/2005                                       1                    105,975                 0.0
 11/1/2005                                       1                    381,278                 0.1
 12/1/2005                                       5                  1,626,266                 0.5
 1/1/2006                                        3                    972,903                 0.3
 2/1/2006                                       11                  3,269,175                 1.0
 3/1/2006                                       50                 19,624,679                 6.1
 4/1/2006                                       87                 33,973,686                10.5
 5/1/2006                                        7                  1,677,251                 0.5
 6/1/2006                                      141                 57,336,620                17.8
 7/1/2006                                        4                  1,496,531                 0.5
 8/1/2006                                        3                  1,216,192                 0.4
 10/1/2006                                       2                    427,994                 0.1
 1/1/2007                                        3                    504,269                 0.2
 2/1/2007                                       14                  1,991,349                 0.6
 3/1/2007                                        6                  1,232,784                 0.4
 4/1/2007                                        6                    808,890                 0.3
 5/1/2007                                        2                    475,777                 0.1
 6/1/2007                                        3                    692,465                 0.2
 7/1/2007                                        1                    295,530                 0.1
 8/1/2007                                        7                  1,433,293                 0.4
 9/1/2007                                       16                  3,102,059                 1.0
 10/1/2007                                      12                  2,887,146                 0.9
 11/1/2007                                      25                  3,856,800                 1.2
 12/1/2007                                       4                    465,319                 0.1
 1/1/2008                                        6                    607,403                 0.2
 2/1/2008                                       10                  1,127,226                 0.3
 3/1/2008                                       21                  3,724,345                 1.2
 3/10/2008                                       1                    226,487                 0.1
 4/1/2008                                       28                  5,711,807                 1.8
 5/1/2008                                       32                  8,575,559                 2.7
 6/1/2008                                      316                129,576,352                40.1
 7/1/2008                                        3                  1,328,464                 0.4
 4/1/2009                                        2                    450,705                 0.1
 9/1/2009                                        1                    237,242                 0.1
 10/1/2009                                       2                    719,000                 0.2
 11/1/2009                                       3                    411,116                 0.1
 12/1/2009                                       1                    239,434                 0.1
 1/1/2010                                        2                    230,276                 0.1
 2/1/2010                                        1                    432,568                 0.1
 3/1/2010                                        2                    576,527                 0.2
 4/1/2010                                        3                    416,689                 0.1
 5/1/2010                                       19                  5,965,134                 1.8
 6/1/2010                                       52                 20,182,361                 6.2
 8/1/2010                                        1                    386,659                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 21, 2003




                         Distribution by Original Term

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Original Term (Months)                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Under 313                                        6                   $868,252                 0.3%
349 - 360                                      921                322,109,013                99.7
-------------------------------------------------------------------------------------------------------------------
Total                                          927               $322,977,265               100.0%
Column totals may not add to 100.0% due to rounding
===================================================================================================================


                         Distribution by Maximum Rate

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Maximum Rate                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 8.50- 8.99%                                     5                 $1,087,295                 0.3%
 9.00- 9.49%                                    59                 18,920,652                 5.9
 9.50- 9.99%                                   303                105,997,861                32.8
 10.00-10.49%                                  317                116,256,623                36.0
 10.50-10.99%                                  175                 63,700,674                19.7
 11.00-11.49%                                   45                 11,989,486                 3.7
 11.50-11.99%                                   15                  2,821,285                 0.9
 12.00-12.49%                                    5                  1,450,141                 0.4
 12.50-12.99%                                    1                    208,586                 0.1
 13.50-13.99%                                    1                    386,659                 0.1
 14.50-14.99%                                    1                    158,003                 0.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         927               $322,977,265               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003




                         The Mortgage Loans (Group 1)


Scheduled Principal Balance:                                                       $126,601,851
Number of Mortgage Loans:                                                                   339
Average Scheduled Principal Balance:                                                   $373,457
Weighted Average Gross Coupon:                                                            4.45%
Weighted Average Net Coupon:                                                              4.20%
Weighted Average Stated Remaining Term:                                                     355
Weighted Average Seasoning:                                                                   4
Weighted Average Months to Roll:                                                             33
Weighted Average Amortized Current LTV Ratio:                                             69.0%
Weighted Average Gross Margin:                                                            2.28%
Weighted Average Net Margin:                                                              2.02%
Weighted Average Initial Rate Cap:                                                        2.13%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Life Cap:                                                                5.96%
Weighted Average Gross Maximum Lifetime Rate:                                            10.42%
Weighted Average FICO Score:                                                                730
Servicer:
     National City Mortgage Co.:                                                          93.2%
     Bank of America, N.A.:                                                                6.8%


                  Distribution by Scheduled Principal Balance

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Scheduled Principal Balance                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below $350,000                                133                $28,057,888                22.2%
 $350,001 - $450,000                           104                 41,148,743                32.5
 $450,001 - $550,000                            57                 28,105,206                22.2
 $550,001 - $650,000                            37                 22,504,886                17.8
 $650,001 - $750,000                             3                  2,054,357                 1.6
 $750,001 - $1,000,000                           5                  4,730,771                 3.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         Distribution by Gross Coupon

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Coupon                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Below 4.00%                                     54                $18,406,796                14.5%
 4.00- 4.49%                                   120                 47,496,167                37.5
 4.50- 4.99%                                   120                 49,218,770                38.9
 5.00- 5.49%                                    19                  6,466,813                 5.1
 5.50- 5.74%                                     1                     73,241                 0.1
 5.75- 5.99%                                     4                    442,322                 0.3
 6.00- 6.49%                                    10                  2,154,982                 1.7
 6.50- 6.99%                                     6                  1,082,509                 0.9
 7.00- 7.49%                                     3                    893,663                 0.7
 7.50- 7.99%                                     1                    208,586                 0.2
 8.50- 8.99%                                     1                    158,003                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



            Distribution by Amortized Current Loan-to-Value Ratios

                                            Number Of
 Amortized Current                       Mortgage Loans          Total Dollar          Scheduled Principal
 Loan-To-Value Ratio                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below 40.00%                                   13                 $6,195,710                 4.9%
 40.00 - 49.99%                                 23                  8,790,987                 6.9
 50.00 - 59.99%                                 39                 15,284,511                12.1
 60.00 - 69.99%                                 57                 26,011,611                20.5
 70.00 - 79.99%                                128                 51,528,127                40.7
 80.00 - 84.99%                                 23                  7,046,428                 5.6
 85.00 - 89.99%                                 26                  6,931,139                 5.5
 90.00 - 100.00%                                30                  4,813,338                 3.8
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance

                                            Number Of
Primary Mortgage                         Mortgage Loans          Total Dollar          Scheduled Principal
Insurance ("PMI")                              (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                         277               $113,932,029                90.0%
 Amortized CLTV > 80% With PMI                  62                 12,669,822                10.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003




              Distribution by Stated Remaining Months to Maturity

                                            Number Of
 Stated Remaining                        Mortgage Loans          Total Dollar          Scheduled Principal
 Term (Months)                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Under 301                                       2                   $608,105                 0.5%
 313 - 324                                       1                    158,003                 0.1
 325 - 336                                       3                    893,663                 0.7
 337 - 348                                      22                  3,828,307                 3.0
 349 - 360                                     311                121,113,772                95.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
Column totals may not add to 100.0% due to rounding
===================================================================================================================



                             Distribution by Index

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Index                                         (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 1 YR CMT                                       24                 $8,152,790                 6.4%
 1 YR LIBOR                                    315                118,449,061                93.6
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Months To Roll                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
19 to 24                                         3                   $530,167                 0.4%
25 to 30                                        25                  7,823,111                 6.2
31 to 36                                       292                115,324,960                91.1
37 to 42                                        19                  2,923,612                 2.3
-------------------------------------------------------------------------------------------------------------------
Total                                          339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Margin                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
2.00%                                           17                 $2,516,127                 2.0%
2.25%                                          297                115,400,403                91.2
2.75%                                           25                  8,685,321                 6.9
-------------------------------------------------------------------------------------------------------------------
Total                                          339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003



                       Distribution by Initial Rate Cap

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Initial Rate Cap                              (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
2.00%                                          312                $121,135,260        95.7%
 3.00%                                           2                     366,589         0.3
 5.00%                                          24                   4,738,654         3.7
 6.00%                                           1                     361,348         0.3
-------------------------------------------------------------------------------------------------------------------
 Total                                         339                $126,601,851       100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by FICO Score

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 FICO Score                                    (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
761 and above                                   92                $38,355,488                30.3%
 741 - 760                                      52                 20,412,635                16.1
 721 - 740                                      45                 19,635,085                15.5
 701 - 720                                      38                 14,495,695                11.4
 681 - 700                                      51                 16,620,326                13.1
 661 - 680                                      28                  7,639,953                 6.0
 641 - 660                                      17                  4,876,044                 3.9
 621 - 640                                      14                  4,282,787                 3.4
 581 - 620                                      2                     283,839                 0.2
-------------------------------------------------------------------------------------------------------------------
 Total                                          339              $126,601,851               100.0%
Column totals may not add to 100.0% due to rounding
===================================================================================================================


                        Distribution by Property State

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property State                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 California                                    113                $44,882,262                35.5%
 Illinois                                       24                 10,233,049                 8.1
 Texas                                          20                  8,160,817                 6.4
 Virginia                                       23                  7,251,898                 5.7
 Maryland                                       17                  6,593,816                 5.2
 Colorado                                       17                  6,178,288                 4.9
 Arizona                                        20                  5,669,030                 4.5
 Michigan                                       11                  5,560,741                 4.4
 Florida                                        16                  4,949,001                 3.9
 All Other(1)                                   78                 27,122,951                21.4
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003




                         Distribution by Property Type

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property Type                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Single Family                                 283               $111,300,552                87.9%
 Condominium                                    35                  8,210,405                 6.5
 PUD                                            16                  4,434,186                 3.5
 2-4 Family                                      5                  2,656,708                 2.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Loan Purpose                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Rate/Term Refi                                 182                $72,034,944                56.9%
 Purchase                                      100                 34,260,925                27.1
 Cashout Refi                                   57                 20,305,982                16.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Occupancy

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Occupancy                                     (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Owner Occupied                                 328               $122,703,580                96.9%
 Second Home                                    11                  3,898,271                 3.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Seasoning

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Seasoning (Months)                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
0 - 3                                          151                $60,455,385                47.8%
4 - 6                                          149                 57,245,088                45.2
7 - 12                                          12                  3,812,819                 3.0
13 - 18                                         18                  3,223,617                 2.5
19 - 24                                          6                  1,172,717                 0.9
25 - 30                                          1                    325,636                 0.3
37 - 49                                          1                    158,003                 0.1
72 or greater                                    1                    208,586                 0.2
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003



                        Distribution by Document Status

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Document Status                               (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Full/Alt                                       296               $110,591,575                87.4%
 Stated                                         42                 15,801,689                12.5
 No Doc                                          1                    208,586                 0.2
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Property Zip Codes

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
Property Zip Codes                             (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 95120                                           4                 $2,108,216                 1.7%
 94539                                           4                  2,041,210                 1.6
 48103                                           2                  1,568,428                 1.2
 20878                                           4                  1,533,482                 1.2
 85268                                           5                  1,284,719                 1.0
 92009                                           2                  1,151,085                 0.9
 95117                                           3                  1,115,473                 0.9
 89509                                           2                  1,106,765                 0.9
 20007                                           2                  1,106,278                 0.9
 75034                                           2                  1,074,349                 0.8
 All Other                                     309                112,511,846                88.9
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by Delinquency

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Delinquency                                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Current                                       336               $125,734,482                99.3%
 30 days                                         3                    867,369                 0.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                      Distribution by Final Maturity Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Final Maturity Year                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2018                                            1                   $399,520                 0.3%
 2025                                            1                    208,586                 0.2
 2030                                            1                    158,003                 0.1
 2031                                            4                    994,084                 0.8
 2032                                           30                  6,567,802                 5.2
 2033                                          302                118,273,857                93.4
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Payment Year                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------

 1995                                            1                    $208,586                0.2%
 2000                                            1                     158,003                0.1
 2001                                            4                     994,084                0.8
 2002                                           25                   4,941,536                3.9
 2003                                          308                 120,299,642               95.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         339                $126,601,851              100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Rate Change Date                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 4/1/2005                                        2                   $372,164                 0.3%
 7/1/2005                                        1                    158,003                 0.1
 9/1/2005                                        4                  1,467,513                 1.2
 10/1/2005                                       1                    105,975                 0.1
 11/1/2005                                       1                    381,278                 0.3
 12/1/2005                                       5                  1,626,266                 1.3
 1/1/2006                                        3                    972,903                 0.8
 2/1/2006                                       11                  3,269,175                 2.6
 3/1/2006                                       50                 19,624,679                15.5
 4/1/2006                                       87                 33,973,686                26.8
 5/1/2006                                        7                  1,677,251                 1.3
 6/1/2006                                      141                 57,336,620                45.3
 7/1/2006                                        4                  1,496,531                 1.2
 8/1/2006                                        3                  1,216,192                 1.0
 10/1/2006                                       2                    427,994                 0.3
 1/1/2007                                        3                    504,269                 0.4
 2/1/2007                                       14                  1,991,349                 1.6
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         Distribution by Original Term

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Original Term (Months)                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Under 313                                       1                   $399,520                 0.3%
 349 - 360                                     338                126,202,331                99.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Maximum Rate

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Maximum Rate                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 9.00- 9.49%                                     5                 $1,750,587                 1.4%
 9.50- 9.99%                                    49                 16,656,209                13.2
 10.00-10.49%                                  121                 47,571,420                37.6
 10.50-10.99%                                  124                 49,689,111                39.2
 11.00-11.49%                                   27                  8,219,600                 6.5
 11.50-11.99%                                    7                  1,127,731                 0.9
 12.00-12.49%                                    4                  1,220,605                 1.0
 12.50-12.99%                                    1                    208,586                 0.2
 14.50-14.99%                                    1                    158,003                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         339               $126,601,851               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003



                         The Mortgage Loans (Group 2)


Scheduled Principal Balance:                                                       $166,578,409
Number of Mortgage Loans:                                                                   501
Average Scheduled Principal Balance:                                                   $332,492
Weighted Average Gross Coupon:                                                            4.86%
Weighted Average Net Coupon:                                                              4.61%
Weighted Average Stated Remaining Term:                                                     356
Weighted Average Seasoning:                                                                   3
Weighted Average Months to Roll:                                                             57
Weighted Average Amortized Current LTV Ratio:                                             71.9%
Weighted Average Gross Margin:                                                            2.25%
Weighted Average Net Margin:                                                              2.00%
Weighted Average Initial Rate Cap:                                                        4.97%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Life Cap:                                                                5.01%
Weighted Average Gross Maximum Lifetime Rate:                                             9.87%
Weighted Average FICO Score:                                                                728
Servicer:
     National City Mortgage Co.:                                                          81.9%
     Bank of America, N.A.:                                                               18.1%



                  Distribution by Scheduled Principal Balance

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Scheduled Principal Balance                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Below $350,000                                 242                $44,973,846                27.0%
 $350,001 - $450,000                           145                 57,723,885                34.7
 $450,001 - $550,000                            65                 32,317,381                19.4
 $550,001 - $650,000                            43                 26,607,970                16.0
 $650,001 - $750,000                             2                  1,400,734                 0.8
 $750,001 - $1,000,000                           4                  3,554,592                 2.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         Distribution by Gross Coupon

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Coupon                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below 4.00%                                     5                 $1,087,295                 0.7%
 4.00- 4.49%                                    51                 16,380,664                 9.8
 4.50- 4.99%                                   242                 85,898,990                51.6
 5.00- 5.49%                                   150                 52,247,767                31.4
 5.50- 5.74%                                    17                  4,023,526                 2.4
 5.75- 5.99%                                    15                  3,009,845                 1.8
 6.00- 6.49%                                    15                  2,640,008                 1.6
 6.50- 6.99%                                     5                  1,060,779                 0.6
 7.00- 7.49%                                     1                    229,535                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding


            Distribution by Amortized Current Loan-to-Value Ratios

                                            Number Of
 Amortized Current                       Mortgage Loans          Total Dollar          Scheduled Principal
 Loan-To-Value Ratio                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below 40.00%                                   12                 $4,749,836                 2.9%
 40.00 - 49.99%                                 21                  9,570,274                 5.7
 50.00 - 59.99%                                 47                 20,234,864                12.1
 60.00 - 69.99%                                 75                 32,529,008                19.5
 70.00 - 79.99%                                145                 60,022,187                36.0
 80.00 - 84.99%                                 46                 12,125,301                 7.3
 85.00 - 89.99%                                 58                 11,677,583                 7.0
 90.00 - 100.00%                                97                 15,669,356                 9.4
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance

                                            Number Of
 Primary Mortgage                        Mortgage Loans          Total Dollar          Scheduled Principal
 Insurance ("PMI")                             (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                         320               $134,408,911                80.7%
 Amortized CLTV > 80% With PMI                 174                 30,252,594                18.2
 Amortized CLTV > 80%, No PMI                    7                  1,916,904                 1.2
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


              Distribution by Stated Remaining Months to Maturity

                                            Number Of
 Stated Remaining                        Mortgage Loans          Total Dollar          Scheduled Principal
 Term (Months)                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Under 301                                       4                   $378,760                 0.2%
 301 - 312                                       1                    361,050                 0.2
 337 - 348                                      25                  4,938,738                 3.0
 349 - 360                                     471                160,899,862                96.6
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by Index

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Index                                         (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 1 YR CMT                                       18                 $6,086,799                 3.7%
 1 YR LIBOR                                    483                160,491,610                96.3
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Months To Roll                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 43 to 48                                       25                $4,938,738                  3.0%
 49 to 54                                       73                12,045,952                  7.2
 55 to 60                                      401               149,143,014                 89.5
 67 to 72                                        2                   450,705                  0.3
-------------------------------------------------------------------------------------------------------------------
 Total                                         501              $166,578,409                100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Margin                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2.00%                               81                              $12,064,750              7.2%
 2.25%                              402                              148,426,860             89.1
 2.50%                                1                                  361,050              0.2
 2.75%                               17                                5,725,749              3.4
-------------------------------------------------------------------------------------------------------------------
 Total                              501                             $166,578,409            100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                       Distribution by Initial Rate Cap

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Initial Rate Cap                              (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
2.00%                                            1                   $411,115                 0.2%
 3.00%                                           6                  1,691,136                 1.0
 5.00%                                         494                164,476,158                98.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                          Distribution by FICO Score

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 FICO Score                                    (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 761 and above                                 119                $48,542,060                29.1%
 741 - 760                                      72                 30,100,776                18.1
 721 - 740                                      49                 20,683,413                12.4
 701 - 720                                      35                 13,961,255                 8.4
 681 - 700                                      87                 25,677,589                15.4
 661 - 680                                      63                 13,276,906                 8.0
 641 - 660                                      42                  7,795,291                 4.7
 621 - 640                                      33                  6,373,244                 3.8
 581 - 620                                       1                    167,875                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Property State

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property State                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------

 California                                    181                $71,907,428                43.2%
 Virginia                                       37                 11,942,729                 7.2
 Texas                                          29                  9,975,911                 6.0
 Illinois                                       16                  8,045,052                 4.8
 Arizona                                        27                  6,386,621                 3.8
 Maryland                                       18                  6,015,356                 3.6
 North Carolina                                 32                  5,740,900                 3.4
 Florida                                        28                  5,177,116                 3.1
 All Other(1)                                  133                 41,387,296                24.8
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         Distribution by Property Type

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property Type                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Single Family                                 401               $145,497,611                87.3%
 PUD                                            50                 10,709,429                 6.4
 Condominium                                    47                  9,340,674                 5.6
 2-4 Family                                      3                  1,030,696                 0.6
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Loan Purpose                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Rate/Term Refi                                251                $95,045,090                57.1%
 Purchase                                      196                 51,460,916                30.9
 Cashout Refi                                   54                 20,072,403                12.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                           Distribution by Occupancy

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Occupancy                                     (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Owner Occupied                                 486               $161,444,409                96.9%
 Second Home                                    14                  5,096,463                 3.1
 Non-Owner                                       1                     37,537                 0.0
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                           Distribution by Seasoning

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Seasoning (Months)                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 0 - 3                                         351               $139,480,375                83.7%
 4 - 6                                          60                 10,789,865                 6.5
 7 - 12                                         70                 12,352,020                 7.4
 13 - 18                                        19                  3,595,100                 2.2
 49 - 54                                         1                    361,050                 0.2
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Document Status

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Document Status                               (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Full/Alt                                      457               $149,668,262                89.8%
 Stated                                         43                 16,764,189                10.1
 No Doc                                          1                    145,957                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003

                      Distribution by Property Zip Codes

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property Zip Codes                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 92130                                           8                 $3,705,539                 2.2%
 95135                                           3                  1,859,421                 1.1
 94526                                           3                  1,706,308                 1.0
 60091                                           3                  1,651,753                 1.0
 20007                                           3                  1,532,983                 0.9
 95014                                           3                  1,477,762                 0.9
 94513                                           4                  1,476,778                 0.9
 90272                                           2                  1,275,000                 0.8
 94566                                           2                  1,251,997                 0.8
 20171                                           3                  1,243,787                 0.7
 All Other                                     467                149,397,082                89.7
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                          Distribution by Delinquency

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Delinquency                                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Current                                       500               $166,472,241                99.9%
 30 days                                         1                    106,168                 0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                      Distribution by Final Maturity Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Final Maturity Year                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2017                                            1                   $128,339                 0.1%
 2018                                            2                    160,766                 0.1
 2022                                            1                     89,655                 0.1
 2029                                            1                    361,050                 0.2
 2032                                           81                15,121,722                  9.1
 2033                                          415                150,716,877                90.5
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                      Distribution by First Payment Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Payment Year                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 1999                                            1                   $361,050                 0.2%
 2002                                           79                 14,874,398                 8.9
 2003                                          421                151,342,961                90.9
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding


                    Distribution by First Rate Change Date

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Rate Change Date                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 3/1/2007                                        6                 $1,232,784                 0.7%
 4/1/2007                                        6                    808,890                 0.5
 5/1/2007                                        2                    475,777                 0.3
 6/1/2007                                        3                    692,465                 0.4
 7/1/2007                                        1                    295,530                 0.2
 8/1/2007                                        7                  1,433,293                 0.9
 9/1/2007                                       16                  3,102,059                 1.9
 10/1/2007                                      12                  2,887,146                 1.7
 11/1/2007                                      25                  3,856,800                 2.3
 12/1/2007                                       4                    465,319                 0.3
 1/1/2008                                        6                    607,403                 0.4
 2/1/2008                                       10                  1,127,226                 0.7
 3/1/2008                                       21                  3,724,345                 2.2
 3/10/2008                                       1                    226,487                 0.1
 4/1/2008                                       28                  5,711,807                 3.4
 5/1/2008                                       32                  8,575,559                 5.1
 6/1/2008                                      316                129,576,352                77.8
 7/1/2008                                        3                  1,328,464                 0.8
 4/1/2009                                        2                    450,705                 0.3
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Original Term

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Original Term (Months)                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Under 313                                       4                   $378,760                 0.2%
 349 - 360                                     497                166,199,649                99.8
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409               100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         Distribution by Maximum Rate

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Maximum Rate                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 8.50- 8.99%                                     5                 $1,087,295                 0.7%
 9.00- 9.49%                                    51                 16,380,664                 9.8
 9.50- 9.99%                                   241                 85,487,875                 51.3
 10.00-10.49%                                  148                 51,550,457                 30.9
 10.50-10.99%                                   30                  6,811,710                  4.1
 11.00-11.49%                                   17                  3,337,318                  2.0
 11.50-11.99%                                    8                  1,693,555                  1.0
 12.00-12.49%                                    1                    229,535                  0.1
-------------------------------------------------------------------------------------------------------------------
 Total                                         501               $166,578,409                100.0%
===================================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         The Mortgage Loans (Group 3)


Scheduled Principal Balance:                                                        $29,797,005
Number of Mortgage Loans:                                                                    87
Average Scheduled Principal Balance:                                                   $342,494
Weighted Average Gross Coupon:                                                            5.24%
Weighted Average Net Coupon:                                                              4.98%
Weighted Average Stated Remaining Term:                                                     356
Weighted Average Seasoning:                                                                   3
Weighted Average Months to Roll:                                                             81
Weighted Average Amortized Current LTV Ratio:                                             67.4%
Weighted Average Gross Margin:                                                            2.27%
Weighted Average Net Margin:                                                              2.02%
Weighted Average Initial Rate Cap:                                                        4.95%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Life Cap:                                                                5.00%
Weighted Average Gross Maximum Lifetime Rate:                                            10.24%
Weighted Average FICO Score:                                                                741
Servicer:
     National City Mortgage Co.:                                                          92.6%
     Bank of America, N.A.:                                                                7.4%


                  Distribution by Scheduled Principal Balance

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Scheduled Principal Balance                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below $350,000                                 38                $7,480,591                 25.1%
 $350,001 - $450,000                            29                11,279,741                 37.9
 $450,001 - $550,000                            10                 4,869,433                 16.3
 $550,001 - $650,000                             9                 5,477,641                 18.4
 $650,001 - $750,000                             1                   689,600                  2.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Coupon                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 4.00- 4.49%                                     3                  $789,401                  2.6%
 4.50- 4.99%                                    13                 3,853,777                 12.9
 5.00- 5.49%                                    48                17,134,746                 57.5
 5.50- 5.74%                                    16                 5,662,422                 19.0
 5.75- 5.99%                                     5                 1,537,432                  5.2
 6.00- 6.49%                                     1                   432,568                  1.5
 8.50- 8.99%                                     1                   386,659                  1.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


            Distribution by Amortized Current Loan-to-Value Ratios

                                            Number Of
 Amortized Current                       Mortgage Loans          Total Dollar          Scheduled Principal
 Loan-To-Value Ratio                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Below 40.00%                                    5                $2,001,158                  6.7%
 40.00 - 49.99%                                  9                 2,597,550                  8.7
 50.00 - 59.99%                                 10                 4,293,153                 14.4
 60.00 - 69.99%                                 14                 6,219,016                 20.9
 70.00 - 79.99%                                 27                10,479,306                 35.2
 80.00 - 84.99%                                  6                 1,543,254                  5.2
 85.00 - 89.99%                                 11                 1,993,424                  6.7
 90.00 - 100.00%                                 5                   670,143                  2.2
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance

                                            Number Of
 Primary Mortgage                        Mortgage Loans          Total Dollar          Scheduled Principal
 Insurance ("PMI")                             (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                          67               $26,613,784                 89.3%
 Amortized CLTV > 80% With PMI                  19                 2,796,562                  9.4
 Amortized CLTV > 80%, No PMI                    1                   386,659                  1.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



              Distribution by Stated Remaining Months to Maturity


                                            Number Of
 Stated Remaining                        Mortgage Loans          Total Dollar          Scheduled Principal
 Term (Scheduled)                              (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Under 301                                       1                   $89,972                  0.3%
 313 - 324                                       1                   386,659                  1.3
 349 - 360                                      85                29,320,373                 98.4
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Index

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Index                                         (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 1 YR CMT                                        4                 $1,743,984                 5.9%
 1 YR LIBOR                                     83                 28,053,021                94.1
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                        Distribution by Months to Roll

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Months To Roll                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 73 to 78                                       10                $2,269,636                  7.6%
 79 to 84                                       77                27,527,369                  92.4
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005     %           100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Margin                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2.00%                                          12                 $1,407,745                 4.7%
 2.25%                                          71                 26,645,276                89.4
 2.75%                                           4                  1,743,984                 5.9
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                       Distribution by Initial Rate Cap

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Gross Margin                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2.00%                                           1                  $292,400                  1.0%
 3.00%                                           1                   386,659                  1.3
 5.00%                                          85                29,117,946                 97.7
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by FICO Score

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 FICO Score                                    (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 761 and above                                  33               $12,427,500                 41.7%
 741 - 760                                      12                 4,789,459                 16.1
 721 - 740                                      12                 4,418,338                 14.8
 701 - 720                                       9                 3,570,103                 12.0
 681 - 700                                       5                 1,282,385                  4.3
 661 - 680                                       5                 1,033,447                  3.5
 641 - 660                                       5                   840,035                  2.8
 621 - 640                                       6                 1,435,737                  4.8
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                        Distribution by Property State

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property State                                (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 California                                     12                $4,648,615                 15.6%
 Virginia                                       10                 4,313,732                 14.5
 Arizona                                        11                 3,301,640                 11.1
 Texas                                           7                 2,721,835                  9.1
 New Jersey                                      5                 2,086,613                  7.0
 Maryland                                        4                 1,544,249                  5.2
 Washington DC                                   3                 1,507,793                  5.1
 Missouri                                        3                 1,382,769                  4.6
 Colorado                                        4                 1,267,303                  4.3
 Georgia                                         4                 1,064,114                  3.6
 All Other(1)                                   24                 5,958,342                 20.0
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance




                         Distribution by Property Type

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Property Type                                 (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Single Family                                  75               $26,997,031                 90.6%
 Condominium                                    10                 2,519,024                  8.5
 PUD                                             2                   280,950                  0.9
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Loan Purpose                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
Rate/Term Refi                                  50                $16,181,849                54.3%
 Purchase                                       26                  8,861,477                29.7
 Cashout Refi                                   11                  4,753,679                16.0
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Occupancy

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Occupancy                                     (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Owner Occupied                                 85                $28,736,974                96.4%
 Second Home                                     2                  1,060,031                 3.6
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                           Distribution by Seasoning

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Seasoning (Months)                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 0 - 3                                          71               $26,147,495                 87.8%
 4 - 6                                           6                 1,425,783                  4.8
 7 - 12                                          9                 1,837,068                  6.2
 31 - 36                                         1                   386,659                  1.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87               $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Document Status

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Document Status                               (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 Full/Alt                                       82                $28,358,000                95.2%
 Stated                                          5                  1,439,005                 4.8
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Property Zip Codes

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
Property Zip Codes                             (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 95070                                           2                   $842,928                 2.8%
 22314                                           1                    689,600                 2.3
 75225                                           1                    648,574                 2.2
 85284                                           1                    648,285                 2.2
 94904                                           1                    643,474                 2.2
 20008                                           1                    630,000                 2.1
 20850                                           1                    608,531                 2.0
 8202                                            1                    597,598                 2.0
 20816                                           1                    581,020                 1.9
 63105                                           1                    568,659                 1.9
 All Other                                      76                 23,338,336                78.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
Column totals may not add to 100.0% due to rounding
===================================================================================================================


                          Distribution by Delinquency

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Delinquency                                   (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------

 Current                                        87                $29,797,005               100.0%
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                      Distribution by Final Maturity Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Final Maturity Year                           (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 2017                                            1                    $89,972                 0.3%
 2030                                            1                    386,659                 1.3
 2032                                            6                  1,516,819                 5.1
 2033                                           79                 27,803,554                93.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Payment Year                            (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------

 2000                                            1                   $386,659                 1.3%
 2002                                            6                  1,367,358                 4.6
 2003                                           80                 28,042,988                94.1
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 First Rate Change Date                        (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------

9/1/2009                                         1                   $237,242                 0.8%
 10/1/2009                                       2                    719,000                 2.4
 11/1/2009                                       3                    411,116                 1.4
 12/1/2009                                       1                    239,434                 0.8
 1/1/2010                                        2                    230,276                 0.8
 2/1/2010                                        1                    432,568                 1.5
 3/1/2010                                        2                    576,527                 1.9
 4/1/2010                                        3                    416,689                 1.4
 5/1/2010                                       19                  5,965,134                20.0
 6/1/2010                                       52                 20,182,361                67.7
 8/1/2010                                        1                    386,659                 1.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 August 19, 2003


                         Distribution by Original Term

                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
  Original Term (Months)                       (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------

Under 313                                        1                    $89,972                 0.3%
 349 - 360                                      86                 29,707,033                99.7
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005               100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Maximum Rate


                                            Number Of
                                         Mortgage Loans          Total Dollar          Scheduled Principal
 Maximum Rate                                  (#)                 Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------------------
 9.00- 9.49%                                     3                   $789,401                 2.6%
 9.50- 9.99%                                    13                  3,853,777                 12.9
 10.00-10.49%                                   48                 17,134,746                 57.5
 10.50-10.99%                                   21                  7,199,854                 24.2
 11.00-11.49%                                    1                    432,568                  1.5
 13.50-13.99%                                    1                    386,659                  1.3
-------------------------------------------------------------------------------------------------------------------
 Total                                          87                $29,797,005                100.0%
===================================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.